UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

CORE SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Barton Springs Road Austin, Texas	78704
(Address of principal executive offices)	(Zip Code)

(425) 998-5300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CORZ	The Nasdaq Global Select Market
Warrants, exercisable for shares of common stock	CORZW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Core Scientific, Inc. (the “Company”) on January 24, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 (i) amends the financial statements provided under Item 9.01(a) in the Original Report to include the audited financial statements of Core Scientific Holding Co., a Delaware corporation (“Legacy Core”) as of and for the years ended December 31, 2021 and 2020, (ii) includes the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Core for the years ended December 31, 2021 and 2020, and (iii) includes the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Item 9.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

FORM 10 INFORMATION

Risk Factors

There have been no material changes with respect to the risk factors disclosed filed by Power & Digital Infrastructure Acquisition Corp. on December 30, 2021 (the “Proxy Statement/Prospectus”) in our Proxy Statement/Prospectus in the sections titled “Summary Risk Factors” and “Risk Factors” beginning on pages 29 and 31, respectively, of the Proxy Statement/Prospectus except as described below.

Legacy Core identified material weaknesses in its internal control over financial reporting. Such material weaknesses may result in material misstatements of Core’s financial statements or cause it to fail to meet its periodic reporting obligations. Core may also identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal control.

As a public company, we are required to maintain internal control over financial reporting and to report any material weaknesses in such internal control over financial reporting. In connection with the audit of Legacy Core’s consolidated financial statements for the year ended December 31, 2021, Legacy Core and its independent registered public accounting firm identified material weaknesses in its internal control over financial reporting related to (i) insufficient accounting and supervision with respect to the appropriate level of technical accounting experience and appropriate processes and procedures to assess and apply the relevant accounting framework, particularly in new or non-routine areas, (ii) a lack of appropriate communication and recordkeeping, particularly related to equity transactions, (iii) design deficiencies in internal controls necessary to enforce appropriate segregation of duties for manual journal entries to Legacy Core’s books and records, and (iv) design deficiencies in internal controls necessary to enforce appropriate segregation of duties for Legacy Core’s digital asset wallets. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. With the oversight of our senior management and audit committee, we have instituted plans to remediate the material weakness and will continue to take remediation steps, including hiring additional key supporting accounting personnel with public company reporting and accounting operations experience. In addition, we are formalizing inter-departmental communication, including establishing appropriate standing and ad hoc committees and enhancing electronic document storage for key financial transactions. We believe the measures described above will remediate the material weaknesses identified and strengthen our internal control.

While we implement our plan to remediate the material weaknesses described above, we cannot predict the success of such plan or the outcome of its assessment of these plans at this time. If our steps are insufficient to remediate the material weaknesses successfully and otherwise establish and maintain an effective system of internal control over financial reporting, the reliability of our financial reporting, investor confidence, and the value of its common stock could be materially and adversely affected. We can give no assurance that the implementation of this plan will remediate these deficiencies in our internal control over financial reporting or that additional material weaknesses or significant deficiencies in our internal control over financial reporting will not be identified in the future. The failure to implement and maintain effective internal control over financial reporting could result in errors in our financial statements that could result in a restatement of its financial statements, causing us to fail to meet its reporting obligations.

If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired.

As a public company, we are subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act and the rules and regulations of the applicable listing standards of the Nasdaq. We expect that the requirements of these rules and regulations will continue to increase our legal, accounting and financial compliance costs, make some activities more difficult, time-consuming and costly and place significant strain on our personnel, systems and resources.

The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting. We are continuing to develop and refine our disclosure controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file with the SEC is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that information required to be disclosed in reports under the Exchange Act is accumulated and communicated to our principal executive and financial officers. We are also continuing to improve our internal control over financial reporting. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, we have expended, and anticipate that we will continue to expend, significant resources, including accounting-related costs and significant management oversight.

Our current controls and any new controls that we develop may become inadequate because of changes in conditions in our business. In addition, changes in accounting principles or interpretations could also challenge our internal controls and require that we establish new business processes, systems and controls to accommodate such changes. We have limited experience with implementing the systems and controls that are necessary to operate as a public company, as well as adopting changes in accounting principles or interpretations mandated by the relevant regulatory bodies.

Additionally, if these new systems, controls or standards and the associated process changes do not give rise to the benefits that we expect or do not operate as intended, it could adversely affect our financial reporting systems and processes, our ability to produce timely and accurate financial report or the effectiveness of internal control over financial reporting. Moreover, our business may be harmed if we experience problems with any new systems and controls that result in delays in their implementation or increased costs to correct any post-implementation issues that may arise.

Further, in addition to the material weaknesses we currently have, weaknesses in our disclosure controls and internal control over financial reporting may be discovered in the future. Any failure to develop or maintain effective controls or any difficulties encountered in their implementation or improvement could harm our business or cause us to fail to meet our reporting obligations and may result in a restatement of our financial statements for prior periods. Any failure to implement and maintain effective internal control over financial reporting also could adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of our internal control over financial reporting that we will eventually be required to include in our periodic reports that will be filed with the SEC. Ineffective disclosure controls and procedures and internal control over financial reporting could also cause investors to lose confidence in our reported financial and other information, which would likely have a negative effect on the trading price of our Common Stock. In addition, if we are unable to continue to meet these requirements, we may not be able to remain listed on the Nasdaq. We are not currently required to comply with the SEC rules that implement Section 404 of the Sarbanes-Oxley Act and are therefore not required to make a formal assessment of the effectiveness of our internal control over financial reporting for that purpose. As a public company, we are required to provide an annual management report on the effectiveness of our internal control over financial reporting commencing with our second annual report on Form 10-K.

Our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal control over financial reporting until our first annual report filed with the SEC where we are an accelerated filer or a large accelerated filer, and do not qualify as an emerging growth company or smaller reporting company with revenues of less than $100 million. At such time, our independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which our internal control over financial reporting is documented, designed or operating. Any failure to maintain effective disclosure controls and internal control over financial reporting could harm our business and could cause a decline in the trading price of our Common Stock. For more information as it relates to the risk controls, please see “ —Legacy Core identified material weaknesses in its internal control over financial reporting. Such material weaknesses may result in material misstatements of Core’s financial statements or cause it to fail to meet its periodic reporting obligations. Core may also identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal control.”

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

This Amendment No. 1 amends the Section entitled “Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters—Market Information and Holders in the Original Report solely for the purpose of revising the second paragraph of such section with respect to the Company’s issued and outstanding warrants, to state that “…the Company had and 20,700,137 warrants (consisting of (i) 8,625,000 shares underlying XPDI’s public warrants, (ii) 6,266,667 shares underlying XPDI’s warrants issued in connection with a private placement at the time of its initial public offering and (iii) 6,808,470 shares underlying warrants held by Core Scientific investors) outstanding held of record by approximately 13 holders.”

Other than the revision discussed in this Amendment No. 1, no other changes have been made to the Original Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Legacy Core as of and for the years ended December 31, 2021 and 2020 and the related notes thereto are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Core for the years ended December 31, 2021 and 2020.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Audited financial statements of Core Scientific Holding Co. as of and for the years ended December 31, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Core Scientific Holding Co. for the years ended December 31, 2021 and 2020.

99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2022

CORE SCIENTIFIC, INC.

By:	/s/ Todd M. DuChene
Todd M. DuChene
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary